Exhibit 10.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Registration Statement (Forms S-8 No. 333-54356, 333-117849 and 333-136633) pertaining to the 2003 Share Option Plan of Ceragon Networks Ltd. of our reports dated March 26, 2008, with respect to the consolidated financial statements of Ceragon Networks Ltd. and the effectiveness of internal control over financial reporting of Ceragon Networks Ltd. included in this Annual Report (Form 20-F) for the year ended December 31, 2007.

Tel-Aviv, Israel March 26, 2008	/s/ KOST FORER GABBAY and KASIERER ——————————————————— KOST FORER GABBAY and KASIERER A Member of Ernst & Young Global